Exhibit 10.3

Amended Schedule to the Forms of

Indemnification Agreement

Sunoco, Inc. has entered into Indemnification Agreements with the directors, executive officers, trustees, fiduciaries, employees or agents named below:

Employee	Date of Agreement
Michael J. Colavita	September 2, 2004
John F. Carroll	March 4, 2004
Terence P. Delaney	March 4, 2004
Lynn L. Elsenhans	August 8, 2008
Bruce G. Fischer	March 4, 2004
Michael J. Hennigan	February 2, 2006
Thomas W. Hofmann	March 4, 2004
Vincent J. Kelley	February 2, 2006
Joseph P. Krott	March 4, 2004
Michael S. Kuritzkes	March 4, 2004
Michael J. McGoldrick	March 4, 2004
Ann C. Mulé	March 4, 2004
Paul A. Mulholland	March 4, 2004
Rolf D. Naku	March 4, 2004
Marie A. Natoli	March 3, 2006
Robert W. Owens	March 4, 2004
Alan J. Rothman	March 4, 2004
Michael J. Thomson	May 30, 2008

Robert M. Aiken, Jr.*	February 1, 1996
Robert H. Campbell*	February 1, 1996
Michael H. R. Dingus*	March 4, 2004
John G. Drosdick*	March 4, 2004
Jack L. Foltz*	February 1, 1996
David E. Knoll*	February 1, 1996
Deborah M. Fretz*	September 6, 2001
Joel H. Maness*	March 4, 2004
Malcolm I. Ruddock, Jr.*	February 1, 1996
David C. Shanks*	February 17, 1997
Sheldon L. Thompson *	February 1, 1996
Ross S. Tippin, Jr.*	March 4, 2004
Charles K. Valutas*	March 4, 2004

*	In a different position or no longer with the Company.

Director	Date of Agreement
Robert J. Darnall	March 4, 2004
John G. Drosdick	March 4, 2004
Gary W. Edwards	May 1, 2008
Ursula O. Fairbairn	March 4, 2004
Thomas P. Gerrity	March 4, 2004
Rosemarie B. Greco	March 4, 2004
John P. Jones, III	September 8, 2006
James G. Kaiser	March 4, 2004
R. Anderson Pew	March 4, 2004
G. Jackson Ratcliffe	March 4, 2004
John W. Rowe	March 4, 2004
John K. Wulff	March 8, 2004

Raymond E. Cartledge**	September 6, 2001
Robert E. Cawthorn**	February 1, 1996
Mary J. Evans**	September 6, 2001
Robert D. Kennedy**	September 6, 2001
Richard H. Lenny**	February 8, 2002
Norman S. Matthews **	September 6, 2001
William B. Pounds**	February 1, 1996

**	No longer serving on the Board.

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